                                  EXHIBIT (1)

                 Option Agreements between MigraTEC, Inc., and:
                                 Mark C. Myers,
                             W. Curtis Overstreet,
                                Rick J. Johnson,
                              Joseph B. Meredith,
                               Benjamin Swirsky,
                             Deane C. Watson, Jr.,
                           Richard A. Gray, Jr., and
                                Marcus R. Rowan

                                                                    EXHIBIT (1)

April 1, 1998

Mr. Mark C. Myers
1913 Deerfield Drive
Plano, Texas  75023

RE: Option Agreement

Dear Mark:

Pursuant to your employment agreement dated April 1, 1998, the Board of Directors of MigraTEC, Inc., is pleased to grant you an Option for the purchase of the Company's Common Stock at a price of $0.20 per share as set forth below.

     1. Type of Option. You are granted an Assignable and Transferable Non-Qualified Stock Option.

     2. Rights and Privileges. The right to purchase 900,000 shares of Stock, vesting at a rate of 3,750 shares at the end of each month for the next 24 months, exercisable anytime during employment. The right to an appropriate and proportionate adjustment in the number or kind of shares subject to the unexercised portion of your Option or in the purchase price per share under your Option in the event that the Company's outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares.

     3. Time of Exercise. The Option may be exercised at any time, and from time to time, either in whole or in part, as you become vested in the shares underlying the Option.

     4. Method of Exercise. The Option shall be exercised by the tender to the Company of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be payable in cash, check, or promissory note secured by the Stock issued through exercise of the related Option. The notice shall set forth the number of shares of Stock to be acquired. The Company shall make delivery of the shares of Stock as soon as is administratively feasible.

     5. Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

          A. The expiration of 30 days following the date your employment terminates with the Company or any of its subsidiaries by reason of your resignation; or

          B. The expiration of 12 months following the date your employment terminates with the Company or any of its subsidiaries by reason of your death or by reason of your permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

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     6.   Securities Laws. The Option and the shares of Stock underlying the
          Option will be registered under the Securities Act of 1933, as amended.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

Very truly yours,


/s/ W. CURTIS OVERSTREET
-----------------------------------
W. Curtis Overstreet
President/CEO

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                                                                    EXHIBIT (1)

May 1, 1998

Mr. W. Curtis Overstreet
12801 N. Stemmons Frwy #710
Dallas, Texas  75234

RE: Option Agreement

Dear Curtis:

Effective May 1, 1998, the Board of Directors of MigraTEC, Inc., is pleased to grant you an Option for the purchase of the Company's Common Stock at a price of $0.20 per share as set forth below. This Option replaces those previously granted pursuant to your employment agreement dated April 10, 1997.

     1. Type of Option. You are granted an Assignable and Transferable Non-Qualified Stock Option.

     2. Rights and Privileges. The right to purchase 6,000,000 shares of Stock, of which 50% are fully vested as of the date of this grant, with the remaining 3,000,000 shares vesting at a rate of 125,000 shares at the end of each month for the next 24 months, exercisable anytime during employment. The right to an appropriate and proportionate adjustment in the number or kind of shares subject to the unexercised portion of your Option or in the purchase price per share under your Option in the event that the Company's outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares.

     3. Time of Exercise. The Option may be exercised at any time, and from time to time, either in whole or in part, as you become vested in the shares underlying the Option.

     4. Method of Exercise. The Option shall be exercised by the tender to the Company of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be payable in cash, check, or promissory note secured by the Stock issued through exercise of the related Option. The notice shall set forth the number of shares of Stock to be acquired. The Company shall make delivery of the shares of Stock as soon as is administratively feasible.

     5. Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

          A. The expiration of 30 days following the date your employment terminates with the Company or any of its subsidiaries by reason of your resignation; or

          B. The expiration of 12 months following the date your employment terminates with the Company or any of its subsidiaries by reason of your death or by reason of your permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     6. Securities Laws. The Option and the shares of Stock underlying the Option will be registered under the Securities Act of 1933, as amended.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

Very truly yours,


/s/ DEANE C. WATSON, JR.
-----------------------------------
Deane C. Watson, Jr.
Director/Compensation Committee Chairman

                                                                    EXHIBIT (1)

May 1, 1998

Mr. Rick J. Johnson
14026 Prestwick Drive
Farmers Branch, Texas  75234

RE: Option Agreement

Dear Rick:

Effective May 1, 1998, the Board of Directors of MigraTEC, Inc., is pleased to grant you an Option for the purchase of the Company's Common Stock at a price of $0.20 per share as set forth below. This Option replaces those previously granted pursuant to your employment agreement dated July 1, 1997.

     1. Type of Option. You are granted an Assignable and Transferable Non-Qualified Stock Option.

     2. Rights and Privileges. The right to purchase 1,500,000 shares of Stock, of which 50% are fully vested as of the date of this grant, with the remaining 750,000 shares vesting at a rate of 31,250 shares at the end of each month for the next 24 months, exercisable anytime during employment. The right to an appropriate and proportionate adjustment in the number or kind of shares subject to the unexercised portion of your Option or in the purchase price per share under your Option in the event that the Company's outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares.

     3. Time of Exercise. The Option may be exercised at any time, and from time to time, either in whole or in part, as you become vested in the shares underlying the Option.

     4. Method of Exercise. The Option shall be exercised by the tender to the Company of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be payable in cash, check, or promissory note secured by the Stock issued through exercise of the related Option. The notice shall set forth the number of shares of Stock to be acquired. The Company shall make delivery of the shares of Stock as soon as is administratively feasible.

     5. Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

          A. The expiration of 30 days following the date your employment terminates with the Company or any of its subsidiaries by reason of your resignation; or

          B. The expiration of 12 months following the date your employment terminates with the Company or any of its subsidiaries by reason of your death or by reason of your permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     6. Securities Laws. The Option and the shares of Stock underlying the Option will be registered under the Securities Act of 1933, as amended.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

Very truly yours,


/s/ W. CURTIS OVERSTREET
-----------------------------------
W. Curtis Overstreet
President/CEO

                                                                    EXHIBIT (1)

May 1, 1998

Mr. Joseph B. Meredith
4515 Shenandoah
Dallas, Texas  75205

RE: Option Agreement

Dear Joe:

Effective May 1, 1998, the Board of Directors of MigraTEC, Inc., is pleased to grant you an Option for the purchase of the Company's Common Stock at a price of $0.20 per share as set forth below. This Option replaces those previously granted pursuant to your employment agreement dated June 1, 1997.

     1. Type of Option. You are granted an Assignable and Transferable Non-Qualified Stock Option.

     2. Rights and Privileges. The right to purchase 1,200,000 shares of Stock, of which 50% are fully vested as of the date of this grant, with the remaining 600,000 shares vesting at a rate of 25,000 shares at the end of each month for the next 24 months, exercisable anytime during employment. The right to an appropriate and proportionate adjustment in the number or kind of shares subject to the unexercised portion of your Option or in the purchase price per share under your Option in the event that the Company's outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares.

     3. Time of Exercise. The Option may be exercised at any time, and from time to time, either in whole or in part, as you become vested in the shares underlying the Option.

     4. Method of Exercise. The Option shall be exercised by the tender to the Company of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be payable in cash, check, or promissory note secured by the Stock issued through exercise of the related Option. The notice shall set forth the number of shares of Stock to be acquired. The Company shall make delivery of the shares of Stock as soon as is administratively feasible.

     5. Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

          A. The expiration of 30 days following the date your employment terminates with the Company or any of its subsidiaries by reason of your resignation; or

          B. The expiration of 12 months following the date your employment terminates with the Company or any of its subsidiaries by reason of your death or by reason of your permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     6. Securities Laws. The Option and the shares of Stock underlying the Option will be registered under the Securities Act of 1933, as amended.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

Very truly yours,


/s/ W. CURTIS OVERSTREET
-----------------------------------
W. Curtis Overstreet
President/CEO

                                                                    EXHIBIT (1)

May 1, 1998

Mr. Benjamin Swirsky
350 Fairlawn Avenue
Toronto, Ontario
Canada  M5M-1T6

RE: Option Agreement

Dear Ben:

Effective May 1, 1998, the Board of Directors of MigraTEC, Inc., is pleased to grant you an Option for the purchase of the Company's Common Stock at a price of $0.20 per share as set forth below. This Option replaces those previously granted pursuant to the option agreement dated June 25, 1997, for the purchase of 50,000 shares at $0.35 per share.

     1. Type of Option. You are granted an Assignable and Transferable Non-Qualified Stock Option.

     2. Rights and Privileges. The right to purchase 1,200,000 shares of Stock, vesting at a rate of 50,000 shares at the end of each month for the next 24 months, exercisable through May 1, 2002. The right to an appropriate and proportionate adjustment in the number or kind of shares subject to the unexercised portion of your Option or in the purchase price per share under your Option in the event that the Company's outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares.

     3. Time of Exercise. The Option may be exercised at any time, and from time to time, either in whole or in part, as you become vested in the shares underlying the Option.

     4. Method of Exercise. The Option shall be exercised by the tender to the Company of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be payable in cash, check, or promissory note secured by the Stock issued through exercise of the related Option. The notice shall set forth the number of shares of Stock to be acquired. The Company shall make delivery of the shares of Stock as soon as is administratively feasible.

     5. Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

          A. The expiration date for the Option specified in Section 2 of this letter; or

          B. The expiration of 30 days following the date your employment terminates with the Company or any of its subsidiaries by reason of your resignation; or

          C. The expiration of 12 months following the date your employment terminates with the Company or any of its subsidiaries by reason of your death or by reason of your permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     6. Securities Laws. The Option and the shares of Stock underlying the Option will be registered under the Securities Act of 1933, as amended.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

Very truly yours,


/s/ W. CURTIS OVERSTREET
-----------------------------------
W. Curtis Overstreet
President/CEO

                                                                    EXHIBIT (1)

May 1, 1998

Mr. Deane C. Watson, Jr.
1800 Preston Park Blvd #115
Plano, Texas  75093

RE: Option Agreement

Dear Deane:

Effective May 1, 1998, the Board of Directors of MigraTEC, Inc., is pleased to grant you an Option for the purchase of the Company's Common Stock at a price of $0.20 per share as set forth below. This Option replaces those previously granted pursuant to the option agreement dated April 1, 1997, for the purchase of 25,000 shares at $0.35 per share.

     1. Type of Option. You are granted an Assignable and Transferable Non-Qualified Stock Option.

     2. Rights and Privileges. The right to purchase 1,000,000 shares of Stock, vesting at a rate of 41,667 shares at the end of each month for the next 24 months, exercisable through May 1, 2002. The right to an appropriate and proportionate adjustment in the number or kind of shares subject to the unexercised portion of your Option or in the purchase price per share under your Option in the event that the Company's outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares.

     3. Time of Exercise. The Option may be exercised at any time, and from time to time, either in whole or in part, as you become vested in the shares underlying the Option.

     4. Method of Exercise. The Option shall be exercised by the tender to the Company of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be payable in cash, check, or promissory note secured by the Stock issued through exercise of the related Option. The notice shall set forth the number of shares of Stock to be acquired. The Company shall make delivery of the shares of Stock as soon as is administratively feasible.

     5. Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

          A. The expiration date for the Option specified in Section 2 of this letter; or

          B. The expiration of 30 days following the date your employment terminates with the Company or any of its subsidiaries by reason of your resignation; or

          C. The expiration of 12 months following the date your employment terminates with the Company or any of its subsidiaries by reason of your death or by reason of your permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     6. Securities Laws. The Option and the shares of Stock underlying the Option will be registered under the Securities Act of 1933, as amended.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

Very truly yours,


/s/ W. CURTIS OVERSTREET
-----------------------------------
W. Curtis Overstreet
President/CEO

                                                                    EXHIBIT (1)

May 1, 1998

Mr. Richard A. Gray, Jr.
4430 Bordeaux
Dallas, Texas  75205

RE: Option Agreement

Dear Rick:

Effective May 1, 1998, the Board of Directors of MigraTEC, Inc., is pleased to grant you an Option for the purchase of the Company's Common Stock at a price of $0.20 per share as set forth below.

     1. Type of Option. You are granted an Assignable and Transferable Non-Qualified Stock Option.

     2. Rights and Privileges. The right to purchase 1,000,000 shares of Stock, vesting at a rate of 41,667 shares at the end of each month for the next 24 months, exercisable through May 1, 2002. The right to an appropriate and proportionate adjustment in the number or kind of shares subject to the unexercised portion of your Option or in the purchase price per share under your Option in the event that the Company's outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares.

     3. Time of Exercise. The Option may be exercised at any time, and from time to time, either in whole or in part, as you become vested in the shares underlying the Option.

     4. Method of Exercise. The Option shall be exercised by the tender to the Company of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be payable in cash, check, or promissory note secured by the Stock issued through exercise of the related Option. The notice shall set forth the number of shares of Stock to be acquired. The Company shall make delivery of the shares of Stock as soon as is administratively feasible.

     5. Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

          A. The expiration date for the Option specified in Section 2 of this letter; or

          B. The expiration of 30 days following the date your employment terminates with the Company or any of its subsidiaries by reason of your resignation; or

          C. The expiration of 12 months following the date your employment terminates with the Company or any of its subsidiaries by reason of your death or by reason of your permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     6. Securities Laws. The Option and the shares of Stock underlying the Option will be registered under the Securities Act of 1933, as amended.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

Very truly yours,


/s/ W. CURTIS OVERSTREET
-----------------------------------
W. Curtis Overstreet
President/CEO

                                                                    EXHIBIT (1)

May 1, 1998

Mr. Marcus R. Rowan
4514 Travis Street #218
Dallas, Texas  75205

RE: Option Agreement

Dear Marc:

Effective May 1, 1998, the Board of Directors of MigraTEC, Inc., is pleased to grant you an Option for the purchase of the Company's Common Stock at a price of $0.20 per share as set forth below.

     1. Type of Option. You are granted an Assignable and Transferable Non-Qualified Stock Option.

     2. Rights and Privileges. The right to purchase 1,100,000 shares of Stock, vesting at a rate of 45,833 shares at the end of each month for the next 24 months, exercisable through May 1, 2002. The right to an appropriate and proportionate adjustment in the number or kind of shares subject to the unexercised portion of your Option or in the purchase price per share under your Option in the event that the Company's outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares.

     3. Time of Exercise. The Option may be exercised at any time, and from time to time, either in whole or in part, as you become vested in the shares underlying the Option.

     4. Method of Exercise. The Option shall be exercised by the tender to the Company of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be payable in cash, check, or promissory note secured by the Stock issued through exercise of the related Option. The notice shall set forth the number of shares of Stock to be acquired. The Company shall make delivery of the shares of Stock as soon as is administratively feasible.

     5. Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

          A. The expiration date for the Option specified in Section 2 of this letter; or

          B. The expiration of 30 days following the date your employment terminates with the Company or any of its subsidiaries by reason of your resignation; or B.

          C. The expiration of 12 months following the date your employment terminates with the Company or any of its subsidiaries by reason of your death or by reason of your permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     6. Securities Laws. The Option and the shares of Stock underlying the Option will be registered under the Securities Act of 1933, as amended.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

Very truly yours,


/s/ W. CURTIS OVERSTREET
-----------------------------------
W. Curtis Overstreet
President/CEO